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                          REDACTED FOR CONFIDENTIALITY

                                                                  EXHIBIT 10.17



                         PATENT CROSS LICENSE AGREEMENT



                                     BETWEEN



                               TOSHIBA CORPORATION



                                       AND



                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD






Toshiba/CSM Confidential

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                         PATENT CROSS LICENSE AGREEMENT

This Agreement is made and entered into by and between Toshiba Corporation, a corporation duly organized and existing under the laws of Japan, having its principal place of business at 1-1, Shibaura 1-chome, Minato-ku, Tokyo 105-8001, Japan (hereinafter "Toshiba"), and Chartered Semiconductor Manufacturing Ltd., a limited company duly organized and existing under the laws of the Republic of Singapore, having its principal place of business at 60 Woodlands Industrial Park D Street 2, Singapore 738406 (hereinafter "CSM").

WHEREAS, Toshiba and CSM own various patents and patent applications in the field of semiconductor products throughout the world; and

WHEREAS, Toshiba and CSM each desires to acquire licenses under such other party's patents and patent applications in accordance with the terms and conditions hereinafter provided.

NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, the parties agree as follows:

ARTICLE 1. DEFINITIONS

1.1 "Effective Date" shall mean the date of execution of this Agreement by both parties.

1.2 "Subsidiary(ies)" shall mean any corporation, company or other legal entity more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, now or hereafter, owned or controlled, directly or indirectly, by either party hereto, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

1.3 "Toshiba Patents" shall mean (a) any patent (including any utility model, design patent, patent of importation, patent of addition, certificate of addition), the application for which has the first effective filing date prior to the date of expiration or termination of this Agreement in any country, (b) any patent application for such patent, (c) any reissue, continuation, parent, division, extension, renewal or continuation-in-part of any of the foregoing, and (d) any counterpart of any of the foregoing anywhere in the world; and which are now owned or controlled or may hereafter during the term of this Agreement be owned or controlled by Toshiba or its Subsidiaries, or under which and to the extent to which and subject to the conditions under which Toshiba or its Subsidiaries may have, or may hereafter during the term of this Agreement acquire, the right to grant licenses or rights of the scope granted herein without paying royalties or any other compensation to a third party (except for payments to Subsidiaries, payments to a person for his



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REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission inventions made while employed by Toshiba or any of its Subsidiaries and payments necessary for acquiring the right to grant licenses or rights of the scope granted herein).

1.4 "CSM Patents" shall mean (a) any patent (including any utility model, design patent, patent of importation, patent of addition, certificate of addition), the application for which has the first effective filing date prior to the date of expiration or termination of this Agreement in any country, (b) any patent application for such patent, (c) any reissue, continuation, parent, division, extension, renewal or continuation-in-part of any of the foregoing, and (d) any counterpart of any of the foregoing anywhere in the world; and which are now owned or controlled or may hereafter during the term of this Agreement be owned or controlled by CSM or its Subsidiaries, or under which and to the extent to which and subject to the conditions under which CSM or its Subsidiaries may have, or may hereafter during the term of this Agreement acquire, the right to grant licenses or rights of the scope granted herein without paying royalties or any other compensation to a third party (except for payments to Subsidiaries, payments to a person for his inventions made while employed by CSM or any of its Subsidiaries and payments necessary for acquiring the right to grant license or rights of the scope granted herein).

1.5 "Licensed Products" shall mean any semiconductor devices, including electronic circuitry, parts, materials, components, packages and circuits thereof, ********************* *************.

1.6 ****

ARTICLE 2. MUTUAL RELEASES

2.1 Toshiba hereby releases, acquits and forever discharges CSM and its Subsidiaries from any and all claims or liability for infringement or alleged infringement of any Toshiba Patents, which may have occurred prior to the Effective Date to the extent a license is herein granted by Toshiba.

2.2 CSM hereby releases, acquits and forever discharges Toshiba and its Subsidiaries from any and all claims or liability for infringement or alleged infringement of any CSM Patents, which may have occurred prior to the Effective Date to the extent a license is herein granted by CSM.




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REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


ARTICLE 3. GRANT OF LICENSE

3.1 Toshiba hereby grants to CSM and CSM's Subsidiaries a ********************* ***************************** license, without right to sublicense third parties, under Toshiba Patents to make, have made, use, import, market, offer for sale, sell or otherwise dispose of Licensed Products, and to use manufacturing or testing processes covered by Toshiba Patents to make, have made, test and have tested Licensed Products, during the term of this Agreement.

3.2 CSM hereby grants to Toshiba and Toshiba's Subsidiaries a ******************************************* license, without right to sublicense third parties, under CSM Patents to make, have made, use, import, market, offer for sale, sell or otherwise dispose of Licensed Products, and to use manufacturing or testing processes covered by CSM Patents to make, have made, test and have tested Licensed Products, during the term of this Agreement.

3.3 The releases or licenses granted under Articles 2, 3.1 and 3.2 shall not be extended to any architecture or circuit which are designed by a third party, and incorporated in Licensed Products manufactured by either party and sold to such third party by either party for such third party's sale, use or other disposition of such Licensed Products under the trade name or trademark of such third party. It is agreed that each party or its Subsidiaries shall not assert any unlicensed patent rights against the other party or its Subsidiaries that apply to such architecture or circuit designed by such third party but such party or its Subsidiaries shall retain the right to assert its patents against such third party.

3.4 No release or license under any copyrights, mask work rights, trademark or other intellectual property rights other than Patents of either CSM or Toshiba or any of their Subsidiaries is granted under this Agreement.

3.5 No release or license is granted by either party or any Subsidiaries, either directly or by implication, estoppel or otherwise, under any patent licensed hereunder, to the other party or its Subsidiaries, or third parties acquiring product from either party or any Subsidiaries, for the combination of any Licensed Products with any other product which is not a Licensed Product.

ARTICLE 4. PAYMENTS

4.1 In consideration of the releases and licenses herein granted to CSM and its Subsidiaries by Toshiba under this Agreement, CSM shall pay to Toshiba the sum of ********************************** in accordance with the following payment schedule:



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REDACTED        CONFIDENTIAL TREATMENT REQUESTED
                The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission


       Amount                             Due Date
       ------                             --------
       ****                               ****

4.2 All payments required to be made by CSM under Article 4.1 shall be paid in U.S. dollar by telegraphic transfer to:

       Toshiba Corporation        Account No. 0949155
       The Sakura Bank, Ltd.      Tokyo Main Office
       1-1-2, Yuraku-cho, Chiyoda-ku, Tokyo 100-0006 Japan

Any amount payable by CSM hereunder which remains unpaid after the payment date thereof shall be subject to a late charge equal to 1.0% per month, or the maximum amount permitted by law, whichever is less, from the due date until such amount is paid.

4.3 Any and all payments by CSM under this Agreement shall be made without any deduction of taxes or charges of any kind and CSM shall bear all such taxes and charges, if any; provided, however, that in the event any withholding income tax is imposed on the payment hereunder by Singapore tax authorities under Japan and Singapore Income Tax Convention, CSM may withhold such income tax from such payment hereunder. CSM shall, without undue delay, obtain and send to Toshiba tax certificates evidencing the tax amount withheld and paid to Singapore tax authorities.

ARTICLE 5. TERM AND TERMINATION

5.1 This Agreement shall become effective on the Effective Date and continue in full force and effect for a period of ten (10) years thereafter, unless earlier terminated as hereinafter provided.

5.2 If either party commits a material breach of this Agreement and fails to remedy such breach within thirty (30) days after written notice complaining thereof is given to such party, the other party shall have the right to terminate this Agreement forthwith by giving written notice. In the event of such termination, the licenses granted hereunder to the party in breach and its Subsidiaries shall terminate forthwith as of the date of such termination of this Agreement, but the license granted to the party not in breach and its Subsidiaries shall survive such termination and shall extend for the full term of this Agreement.



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5.3 Either party shall have the right to terminate this Agreement by giving written notice of termination to the other party upon the occurrence of any of the following:

         (a) the filing by such other party of a petition in bankruptcy or insolvency; or

         (b) any adjudication that such other party is bankrupt or insolvent; or

         (c) the filing by such other party of any legal action or document seeking reorganization, readjustment or arrangement of its business under any law relating to bankruptcy or insolvency; or

         (d) the appointment of a receiver for all or substantially all of the property of such other party; or

         (e) the making by such other party of any assignment of whole or substantial assets for the benefit of creditors;

and this Agreement shall terminate on the thirtieth (30) day after such notice of termination is given.

In the event of such termination, the licenses granted to such terminating party and its Subsidiaries shall survive such termination and shall extend for the full term of this Agreement, but the licenses granted to such other party and its Subsidiaries shall terminate forthwith as of the date of such termination of this Agreement.

5.4 Upon expiration of this Agreement as provided in Article 5.1, all rights and licenses granted and obligations undertaken hereunder shall terminate forthwith.

5.5 Upon request of either party at least sixty (60) days prior to the date of expiration of this Agreement, both parties shall negotiate in good faith the renewal of this Agreement upon reasonable terms and conditions.

5.6 Notwithstanding any provision of this Agreement, the following rights and obligations shall survive any termination or expiration of this Agreement:

         (i)      The provisions of Article 6.

         (ii) CSM's obligations to pay any unpaid amount under this Agreement in the event of termination caused by CSM's material breach. For avoidance of doubt, in the event of termination caused by Toshiba's material breach in accordance with Article 5.2, CSM shall not be required to make further payments on any unpaid amount not due and payable as of the date of such termination.



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ARTICLE 6. GENERAL PROVISIONS

6.1 Each of the parties hereto represents and warrants that it has the right to grant the other party the rights and licenses hereunder.

6.2 Nothing contained in this Agreement shall be construed as:

         (a) a warranty or representation by any of the parties hereto as to the validity, scope or enforceability or any class or type of patent or utility model; or

         (b) a warranty or representation that any acts licensed hereunder will be free from infringement of patents, or utility models other than those under which license have been granted hereunder; or

         (c) an agreement to bring or prosecute actions or suits against third parties for infringement or conferring any right to bring or prosecute actions or suits against third parties for infringement; or

         (d) conferring any right to use in advertising, publicity, or otherwise, any trademark, trade name or names, or any contraction, abbreviation or simulation thereof, of either party; or

         (e) conferring upon any party any obligation to file any patent application or to secure any patent or maintain any patent in force; or

         (f) an obligation to furnish any technical information or know-how.

6.3 All notices required or permitted to be given hereunder shall be in writing by prepaid air express or registered airmail, postage prepaid or by telefax, if confirmed or acknowledged, to the following or to such changed address as may have been previously specified in writing by the addressed party:


If to Toshiba:                           If to CSM

Toshiba Corporation                      Chartered Semiconductor Manufacturing
1-1, Shibaura, 1-chome                   Ltd.
Minato-ku, Tokyo 105-8001                60 Woodlands Industrial Park D
Japan                                    Street 2 Singapore 738406

Attn.: Legal Affairs and Contracts Div.  Attn.: Legal Department
       Semiconductor Company

6.4 This Agreement and the performance of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York of the United States.

6.7 Neither party shall assign this Agreement or any of its rights or privileges hereunder to any third party without the prior written consent of the other party, except to a third party which



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such party has merged or which has otherwise succeeded to all or substantially all of the semiconductor business and assets of such party, and which has assumed in writing to be bound by the obligations of this Agreement.

6.8 This Agreement sets forth the entire agreement between the parties as to the subject matter hereof and supersedes all previous negotiations, agreements and writings in respect thereto, and shall not be extended, supplemented or amended in any manner, except by an instrument in writing duly executed by authorized officers or representatives of both parties hereto.







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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate, as of the last date written below, by their duly authorized officers or representatives.



TOSHIBA CORPORATION                          CHARTERED SEMICONDUCTOR
                                             MANUFACTURING LTD

By:    /s/ Yasuo Morimoto                    By: /s/ Barry Waite
   ----------------------------------           -------------------------------

Name: Yasuo Morimoto                         Name: Barry Waite
      -------------------------------              ----------------------------
      Corporate Senior Vice President
      and Director
      President and CEO

Title: Semiconductor Company                 Title: President & CEO
      -------------------------------               ---------------------------

Date: August 12, 1999                        Date:  August 3, 1999
      -------------------------------               ---------------------------






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